Exhibit 99.1

GIGCAPITAL2 HAS ENTERED INTO BUSINESS COMBINATION AGREEMENTS WITH UPHEALTH AND CLOUDBREAK TO FORM COMBINED COMPANY TO LIST ON THE NYSE, CREATING A UNIFIED AND PROFITABLE GLOBAL DIGITAL HEALTH COMPANY

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The combined company, to be named UpHealth, will be an integrated global platform serving four of the fastest growing digital health markets: Integrated Care Management, Global Telehealth, Digital Pharmacy, and Tech-enabled Behavioral Health.

•	The combined company has significant contracted growth across its established U.S. and international footprint, providing exceptional visibility into accelerating topline growth and profitability.

•	In 2021, UpHealth is expected to generate over $190M in revenue and $24M in EBITDA; 69% of the 2021 incremental revenue growth is already contracted.

•	UpHealth will be positioned for predictable growth and profitability enabling substantial reinvestment opportunities.

•	Pro forma enterprise value is approximately $1.35 billion.

Palo Alto, CA – November 23, 2020 – GigCapital2 (NYSE: GIX), a Technology, Media and Telecom (TMT) Private-to-Public Equity (PPE)™ corporation, today announced that it has entered into two separate definitive business combination agreements with each of UpHealth Holdings, Inc. (“UpHealth”), one of the largest national and international digital healthcare providers, and Cloudbreak Health, LLC, (“Cloudbreak”), a leading unified telemedicine and video medical interpretation solutions provider, respectively, to form a combined entity that will create one of the only profitable, publicly traded, comprehensive global digital healthcare companies. Upon the closing of the transaction, the combined company will be named UpHealth, Inc. and will continue to be listed on the NYSE under the new ticker symbol “UPH”.

Following the combination, UpHealth will be a leading global digital healthcare company serving an entire spectrum of healthcare needs and will be established in fast growing sectors of the digital health industry. With its combinations, UpHealth is positioned to reshape healthcare across the continuum of care by providing a single, integrated platform of best-in-class technologies and tech-enabled services essential to personalized, affordable, and effective care. UpHealth’s multifaceted and integrated platform provides health systems, payors, and patients with a frictionless digital front door that connects evidence-based care, workflows, and services. Upon closing the pending mergers and the combination with Cloudbreak, UpHealth will be organized across four capabilities at the intersection of population health management and telehealth: Integrated Care Management, Global Telehealth, Digital Pharmacy, and Tech-enabled Behavioral Health.

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Integrated Care Management – Thrasys Inc. (“Thrasys”) has reinvested $100M of customer revenue to develop its innovative SyntraNet Integrated Care technology platform. The platform integrates and organizes information, provides advanced population-based analytics and predictive models, and automates workflows across health plans, health systems, government agencies, and community organizations. The platform plans to add at least 40 million lives to UpHealth in the next 3 years to support global initiatives to transform healthcare.

2.	The Global Telehealth Platform will consist of a U.S. division and an international division that, together, are anticipated to grow revenues by an additional $47 million in 2021.

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The U.S. division of Global Telehealth following the combination, Cloudbreak, is a leading unified telemedicine platform performing more than 100,000 encounters per month on over 14,000 video endpoints at over 1,800 healthcare venues nationwide. The Cloudbreak Platform offers telepsychiatry, telestroke, tele-urology, and other specialties, all with integrated language services for Limited English Proficient and Deaf/Hard-of-Hearing patients. Cloudbreak’s innovative, secure platform removes both distance and language barriers to improve patient care, satisfaction, and outcomes. Cloudbreak provides more than one and a half million minutes of telemedicine consultation each month simplifying how providers care for patients, putting a full care continuum at their fingertips 24/7 and enabling local healthcare systems to build their integrated telemedicine strategy from their digital front-door to in-hospital care and beyond.

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The international division of Global Telehealth following the combination, Glocal Healthcare Systems Pvt. Ltd (“Glocal”), is a global provider of virtual consultations and local care spanning the care continuum. It has designed proven, affordable and accessible solutions for the delivery of healthcare services globally. The platform provides a full suite of primary and acute care services, including an app-based telemedicine suite, digital dispensaries, and hospital centers. The platform has signed several country-wide contracts with government ministries across India, Southeast Asia, and Africa.

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Digital Pharmacy – MedQuest Pharmacy (“MedQuest”) is a leading full-service manufactured and compounded pharmacy licensed in all 50 states that pre-packages and ships medications direct to patients. The company also offers lab services and testing, nutraceuticals, nutritional supplements, education for medical practitioners, and training for organizations, associations, and groups. MedQuest serves an established network of 13,000 providers. The MedQuest platform is poised for strong growth via targeted product expansion and expansive eCommerce capabilities for the entire provider network. UpHealth and MedQuest have mutually executed a merger agreement, the closing of which is awaiting regulatory approval for the transfer of licenses expected by the end of 2020 or early 2021.

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Tech-enabled Behavioral Health – TTC Healthcare, Inc. (“TTC Healthcare”) and Behavioral Health Services LLC (“BHS”) offer comprehensive services specializing in acute and chronic outpatient behavioral health, rehabilitation and substance abuse, both onsite and via telehealth. UpHealth’s Behavioral Health capabilities have dramatically expanded use of telehealth for medical and clinical services and are leveraging UpHealth’s platform to increase volumes across its services. UpHealth and TTC Healthcare have mutually executed a merger agreement, the closing of which is awaiting regulatory approval for the transfer of licenses expected prior to the end of 2020.

Following the consummation of the transactions, UpHealth will have agreements to deliver digital healthcare in more than 10 countries globally. These various companies are expected to generate approximately $115 million in revenue and over $13 million of EBITDA in 2020 and following the combination, UpHealth expects to generate over $190 million in revenue and $24 million in EBITDA in 2021.

“UpHealth is a global, digital health services and technology pioneer. It combines primary care with integrated care management and overlays pharmacy and behavioral telehealth services to provide a ‘one-stop shop’ platform to improve health outcomes, quality, costs, and patient experience. The business combination strengthens UpHealth to further penetrate the broad and fast-growing digital health and telehealth market.” – Chirinjeev Kathuria, MD – Co-Founder and Executive Chairman of UpHealth

“Combining with UpHealth and its complementary suite of solutions will further our ability to power healthcare’s digital transformation and resolve disparities on a massive scale. We are proud to be part of this mission together.” – Jamey Edwards – CEO & Co-Founder of Cloudbreak Health

“We are excited to partner with UpHealth and Cloudbreak through our Private-to-Public Equity (PPE)™ platform. The combined UpHealth has all the hallmarks we look for in a successful partnership, including a world-class executive team and an exceptional business model with scale, strong growth, and profitability margins in the digital healthcare industry. We are particularly excited about the opportunity to provide our Mentor-Investor™ discipline in partnership with an exceptional global leadership team, as well as participate in a high-tech integrated platform that comprises a variety of cutting edge disciplines, such as the Artificial Intelligence platform being developed by Global Telehealth in conjunction with the tech-enabled Behavioral Health divisions. We are confident UpHealth is at the inflection point and positioned for accelerated growth.” – Dr. Avi Katz – Founder and Executive Chairman of GigCapital2

“Recognizing the significant opportunity in the continued transformation of healthcare through the use of digital health, we identified UpHealth as the only company that truly connects multiple parts of the healthcare continuum through technology. We believe that UpHealth is reshaping the future of healthcare and disrupting massive markets and critical needs through its integrated global health platform.” – Dr. Raluca Dinu, Chief Executive Officer and President of GigCapital2

Leadership Team

Following the combinations, Dr. Chirinjeev Kathuria and Dr. Avi Katz will serve as co-chairmen of the board of directors of UpHealth, which will include an additional 7 members. The executive team will be led by Al Gatmaitan (co-Chief Executive Officer), Ramesh Balakrishnan (co-Chief Executive Officer), Syed Sabahat Azim, MD (Chief Executive Officer, International), Martin Beck (Chief Financial Officer), Jamey Edwards (Chief Operations Officer), Jeffery Bray (Chief of Legislative and Regulatory Affairs), Mariya Pylypiv (Chief Strategy Officer) and Azfar Malik (President Behavioral Health). Executive team bios are available at www.UpHealthInc.com.

Transaction Overview

The business combinations were unanimously approved by the boards of directors of all parties, valuing the combined company at a combined pro forma enterprise value of approximately $1.35 billion. The proposed business combinations are expected to be completed in Q1 2021, subject to, among other things, the approval by GigCapital2 stockholders, regulatory approvals, and the satisfaction or waiver of other customary closing conditions.

Additional information about the proposed transaction, including copies of the merger agreements and investor presentation, will be provided in a Current Report on Form 8-K to be filed by GigCapital2 today with the Securities and Exchange Commission and available at www.sec.gov.

Advisors

Needham & Company serves as exclusive financial advisor, Husch Blackwell LLP serves as legal counsel, and Plante Moran, PLLC serves as auditors to UpHealth. Sidley Austin LLP serves as legal counsel to Cloudbreak. Nomura Securities International, Inc. serves as Exclusive Financial and Capital Markets Advisor, Piper LLP (US) serves as legal counsel, and BPM LLP serves as auditors to GigCapital2.

Investor Conference Call

UpHealth, Cloudbreak and GigCapital2 will host a joint investor conference call to discuss the business and the proposed transaction today, November 23, 2020, at 4:30 PM ET.

To listen to the conference call via telephone, dial 1-877-407-9039 and 1-201-689-8470 (international callers/U.S. toll). To listen to the webcast, please click here http://public.viavid.com/index.php?id=142506. A telephone replay will be available until Monday, November 30, 2020, by dialing 1-412-317-6671 (international/U.S. toll) and entering Replay Pin Number, 13713437.

About UpHealth Holdings, Inc

UpHealth is a global comprehensive digital health technology and tech-enabled services platform (the “Platform”) that empowers providers, health systems and payors globally to manage care for people with complex medical, behavioral and social needs, while dramatically improving access to primary care. UpHealth owns Thrasys and BHS and almost half of Glocal, with its acquisition of all or almost all of the remaining half pending Indian regulatory approval expected prior to the closing of the combination with GigCapital2. Following the combination, including with Cloudbreak, UpHealth will be comprised of four service lines that have been strategically selected to deliver patient and provider-centric digital health technologies across the continuum of care and provide a full complement of services for managing the most challenging chronic conditions. The Platform improves patient access to timely and personalized digital care by delivering a complete set of care management tools, remote monitoring applications, full-service ePharmacy delivery, behavioral health solutions, and tech-enabled primary care. UpHealth is building its services to provide a digital marketplace of healthcare services. Following the combination, UpHealth will have offices in Delray Beach, Salt Lake City, San Francisco, Los Angeles, Columbus, and Kolkata.

For more information, visit www.UpHealthInc.com.

About Cloudbreak Health

Cloudbreak Health (www.cloudbreak.us) revolutionized patient and provider communication with the introduction of video remote interpreting (VRI), establishing Cloudbreak as a pioneer in telehealth technology. Cloudbreak Health continues to innovate with Cloudbreak Telehealth Solutions, including telepsychiatry, telestroke, tele-quarantine, remote patient monitoring and other specialties. Committed to overcoming healthcare disparities and bringing language access to the point of care, Cloudbreak Health seamlessly integrates their language access solution, Martti, into a host of platforms, including Epic, Zoom, and Caregility. Performing more than 1.5 million minutes of telemedicine consultation each month on over 14,000 video endpoints at 1,800+ healthcare locations nationwide, Cloudbreak Telehealth simplifies how providers care for patients, putting a full care continuum at their fingertips 24/7. Follow Cloudbreak on Twitter @cloudbreakhlth or the hashtag #HumanizeHealthcare.

About GigCapital Global and GigCapital2, Inc.

GigCapital Global (“GigCapital”) is a Private-to-Public Equity (PPE)™ technology, media, and telecommunications (TMT) focused investment group led by an affiliated team of technology industry corporate executives and entrepreneurs, and TMT operational and strategic experts in the private and public markets, including substantial, success-proven M&A and IPO activities. The group deploys a unique Mentor-Investors™ methodology to partner with exceptional TMT companies, managed by dedicated and experienced entrepreneurs. The GigCapital Private-to-Public Equity (PPE) companies (also known as blank check companies or Special Purpose Acquisition Companies (SPACs)) offer financial, operational and executive mentoring to U.S. and overseas private, and non-U.S. public companies, in order to accelerate their path from inception and as a privately-held entity into the growth-stage as a publicly traded company in the U.S. The partnership of GigCapital with these companies continues through an organic and roll-up strategy growth post the transition to a public company. GigCapital was launched in 2017 with the vision of becoming the lead franchise in incepting and developing TMT Private-to-Public Equity (PPE) companies. For more information, visit www.gigcapitalglobal.com or https://www.gigcapital2.com/.

GigCapital2, Inc. (NYSE: GIX, GIX.U, GIX.RT, and GIX.WS), is one of GigCapital’s Private-to-Public Equity (PPE) companies.

“Private-to-Public Equity (PPE)” and “Mentor-Investor” are trademarks of GigFounders, LLC, an affiliate GigCapital and GigCapital2, and is used pursuant to agreement.

For more information, visit www.gigcapitalglobal.com

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our or our management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including possible business combinations, revenue growth and financial performance, product expansion and services. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on our current expectations and beliefs made by the management of GigCapital2, UpHealth Services and/or Cloudbreak in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on UpHealth Services, Cloudbreak and GigCapital2 as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth, UpHealth Services, Cloudbreak or GigCapital2 will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including that the GigCapital2 stockholders will approve the transaction, regulatory approvals, the ability of the post-combination company to meet the NYSE listing standards, product and service acceptance, and that UpHealth, Inc. will have sufficient capital upon the approval of the transaction to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigCapital2’s filings with the SEC, and in GigCapital2’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to GigCapital2, UpHealth Services and/or Cloudbreak as of the date hereof, and GigCapital2, UpHealth Services and/or Cloudbreak assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

In connection with the proposed business combinations, GigCapital2 intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of GigCapital2, and after the registration statement is declared effective, GigCapital2 will mail a definitive proxy statement/prospectus relating to the proposed business combinations to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combinations and is not intended to form the basis of any investment decision or any other decision in respect of the business combinations. Additional information about the proposed business combinations and related transactions will be described in GigCapital2’s Current Report on Form 8-K and combined proxy statement/prospectus relating to the proposed business combinations and the respective businesses of GigCapital2 and UpHealth Services and Cloudbreak, which GigCapital2 will file with the SEC. The proposed business combinations and related transactions will be submitted to stockholders of GigCapital2 for their consideration. GigCapital2’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with GigCapital2’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combinations and related transactions, because these materials will contain important information about UpHealth Services, Cloudbreak, GigCapital2 and the proposed business combinations and related transactions. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combinations will be mailed to stockholders of GigCapital2 as of a record date to be established for voting on the proposed business combinations and related transactions.

Stockholders may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC by GigCapital2, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Brad Weightman, Vice President and Chief Financial Officer, GigCapital2, Inc., 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, or by telephone at (650) 276-7040.

Participants in the Solicitation

UpHealth Services, Cloudbreak, GigCapital2 and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigCapital2’s stockholders in respect of the proposed business combinations and related transactions. Information regarding GigCapital2’s directors and executive officers is available in its Form 10-K filed with the SEC on March 30, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements/prospectus related to the proposed business combinations and related transactions when it becomes available, and which can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Contacts

For GigCapital Investor / Media Relations:

Darrow Associates

Jim Fanucchi, (408) 404-5400

Jordan Darrow, (512) 551-9296

ir@GigCapital2.com

For UpHealth Investor / Media Relations:

ICR Strategic Communications & Advisory

Investors:

Constantine Davides

Constantine.Davides@westwicke.com

617-335-8899

Media:

Phil Denning

Phil.Denning@icrinc.com

646-277-1258